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                            THIRD AMENDMENT TO LEASE

                             (180 ROSE ORCHARD WAY)


         This THIRD AMENDMENT TO LEASE (this "Amendment") is dated as of this 16 day of February, 2000 by and between CORPORATE TECHNOLOGY CENTRE ASSOCIATES II LLC, a California limited liability company ("Landlord"), and DIGITAL MICROWAVE CORPORATION, a Delaware corporation ("Tenant").

                                    RECITALS

         A. Metropolitan Life Insurance Company ("MetLife") and Tenant entered into a Lease dated April 5, 1995, as amended by that certain First Amendment to Lease dated April 5, 1995, and a Second Amendment to Lease dated November 19, 1996 (collectively, the "Lease"), for premises (the "Premises") with a street address of 180 Rose Orchard Way, San Jose, California, and more particularly described in the Lease;

         B. Landlord acquired fee title to the Premises on or about August 14, 1998, and succeeded to MetLife as landlord under the Lease; and

         C. Landlord and Tenant have agreed to amend the Lease to shorten the term) of the Lease enter into a new lease for the Premises concurrently herewith; and

         D. Landlord and Tenant now desire to amend the Lease on the terms and conditions set forth herein. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Lease.

                                    AGREEMENT

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. LEASE TERM. The term of the Lease is hereby amended as follows:

                  TERM: The term shall commence on June 15, 1995 and shall expire on December 31, 2000.

         2. RATIFICATION. The Lease, as amended by this Amendment, is hereby ratified by Landlord and Tenant and Landlord and Tenant hereby agree that the Lease, as so amended, shall continue in full force and effect.

         3.       MISCELLANEOUS.

                  (a) VOLUNTARY AGREEMENT. The parties have read this Amendment and on the advice of counsel they have freely and voluntarily entered into this Amendment.

                  (b) ATTORNEY'S FEES. If either party commences an action against the other party arising out of or in connection with this Amendment, the prevailing party shall be entitled to recover from the losing party reasonable attorney's fees and costs of suit.

                  (c) SUCCESSORS. This Amendment shall be binding on and inure to the benefit of the parties and their successors.

                  (d) COUNTERPARTS. This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Amendment shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.


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         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

                            LANDLORD:

                            CORPORATE TECHNOLOGY CENTRE ASSOCIATES II LLC, a California limited liability company

                            BY: Corporate Technology Centre Partners II LLC, a California limited liability company, its Managing Member

                                  By: Menlo Equities LLC, a California limited liability company, its Managing Member

                                        By:   Diamant Investments LLC, a
                                              Delaware limited liability
                                              company, Member

                                              By: /s/ Richard J. Holmstrom
                                                 -----------------------------
                                                 Richard J. Holmstrom, Manager

                            TENANT:

                            DIGITAL MICROWAVE CORPORATION, a Delaware corporation

                            BY:
                               -----------------------------------------------
                            Title:
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                            By:  /s/ Illegible
                               -----------------------------------------------
                            Title:
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